 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2007

Signet International Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-13465	16-1732674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Worth Avenue, Suite 316, Palm Beach, Florida 33480
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 832-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 101: Entry into a Material Definitive Agreement

On Friday April 20, 2007 Signet International Holdings, Inc. (”Signet”) entered into a purchase agreement with FreeHawk Productions (“FreeHawk”) of West Palm Beach, Florida for 100% of the rights to 21 television series to be produced by FreeHawk exclusively for Signet. The total consideration paid by Signet for the rights to the 21 series was 320,000 shares of Signet’s common stock, restricted per “Rule 144”, and a promissory note in the amount of $50, 000.00.

Exhibit Index

Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signet International Holdings, Inc.
Date: April 24, 2007
By: /s/ Ernest Letiziano
Title: Chief Executive Officer